EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Fredi Nisan, the Principal Executive Officer of GreenBox POS (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.	The Company’s Form 10-K for the year ended December 31, 2018 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2019	By:	/s/ Fredi Nisan
Fredi Nisan
Chief Executive Officer (Principal Executive Officer)